FIFTH AMENDMENT TO INDUSTRIAL LEASE

This FIFTH Amendment to Industrial Lease (the "Amendment") is made and entered into by and among GSNTR ATX 1200 BMC DRIVE OWNER LP, a Delaware limited partnership ("Building 1 Owner"), GSNTR ATX 1202 BMC DRIVE OWNER LP, a Delaware limited partnership ("Building 2 Owner") (Building 1 Owner and Building 2 Owner are collectively referred to herein as "Landlord"), and HYLIION INC., a Delaware corporation ("Tenant"), and is dated for reference purposes only as of May 28, 2024 (the "Amendment Date").

RECITALS:

WHEREAS, IGX Brushy Creek, LLC, a Texas limited liability company ("IGX"), and Tenant executed that certain Industrial Lease dated as of February 5, 2018 (the "Original Lease"), as amended by that certain First Amendment to Industrial Lease dated as of December 1, 2020, that certain Second Amendment to Industrial Lease dated as of June 2, 2021, as amended by that certain Third Amendment to Industrial Lease dated as of December 17, 2021 (the "Third Amendment"), and the certain Fourth Amendment to the Industrial Lease dated as of November 14, 2023 ("Fourth Amendment'), pursuant to which Tenant leases from Landlord certain premises consisting of approximately 26,908 square feet of space located in Suite 100 of Building 1 located at 1200 BMC Drive, Cedar Park, Texas 78613 (the "1200 Space'), and 124,780 square feet of space constituting the entire Building 2 located at 1202 BMC Drive, Cedar Park, Texas 78613 (the "1202 Space"; together with the 1200 Space, collectively, the "Premises"). The Original Lease, as so amended, is herein referred to as to the "Existing Lease".

WHEREAS, Dogwood Propco TX III, L.P., a Delaware limited partnership ("Dogwood") is the successor-in-interest to IGX and Landlord is the successor-in-interest to Dogwood.

WHEREAS, The Third Expansion Allowance Deadline (as defined in the Third Amendment) was set to May 31, 2024 in the Fourth Amendment.

WHEREAS, Landlord and Tenant now desire to modify the Existing Lease in order to extend the Third Allowance Deadline, as more specifically set forth herein below.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Definitions. Capitalized terms not otherwise defined herein have the meaning attributed to them in the Existing Lease. As used herein and in the Existing Lease, as amended by this Amendment.
2.Third Expansion Allowance Deadline. Notwithstanding anything in the Existing Lease to the contrary, Landlord and Tenant hereby agree to extend the Third Expansion Allowance Deadline to September 30, 2024. Any portion of the Third Expansion Allowance for which Tenant has not submitted to Landlord a written request for disbursement and satisfied all requirements set forth in the Existing Lease by September 30, 2024 shall be forfeited by Tenant, and Landlord shall have no further obligation with respect thereto.

3.Effect of Amendment. The Premises shall be subject to all of the terms and conditions of the Existing Lease except as expressly modified herein. Except as expressly modified herein, the terms of the Existing Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify such terms, as herein amended.
4.Successors and Assigns. The provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their heirs, successors and assigns.
5.No Representations. Landlord, Landlord's agents, Tenant, and Tenant's agents have made no representations or promises, express or implied, in connection with this Amendment except as expressly set forth herein and neither Landlord nor Tenant has relied on any representations except as expressly set forth herein.
6.Entire Agreement.    This Amendment, together with the Existing Lease and any commencement date agreements executed by the parties with respect to the Premises (or portions thereof), contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment or the Existing Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose.
7.Severability. A determination that any provision of this Amendment is unenforceable or invalid shall not affect the enforceability or validity of any other provision hereof and any determination that the application of any provision of this Amendment to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
8.Submission ot an Offer. The submission by Landlord or Tenant of this Amendment shall have no binding force or effect, shall not constitute an option, and shall not confer any right or impose any obligations upon either party, until execution and delivery of this Amendment by both parties.
9.Execution. This Amendment may be executed in multiple counterparts and all such counterparts when taken together shall constitute one and the same instrument. This Amendment and counterparts thereof, may be executed and delivered by facsimile or other electronic transmission, with the same effect as an original executed Amendment or counterpart.

(Signature Page Follows)

IN WITNESS WHEREOF, this Amendment 1s executed to be effective as of the Amendment Date.

TENANT:
HYLIION INC.,
a Delaware corporation

        /s/ Jon Panzer
        Jon Panzer
        CFO
        5-28-2024

LANDLORD:
GSNTR ATX 1200 BMC DRIVE OWNER LP
a Delaware limited partnership
By:    GSNTR ATX Logistics GP LLC,
a Delaware limited liability company, its general partner
By:    Princeton Meadows JV LLC,
a Delaware limited liability company, its sole member
By:    Princeton Meadows Member, LLC
a Delaware limited liability company, its co-manager
By:        GS REIT Operating Partnership L.P. a Delaware limited partnership, its sole member
By:    Goldman Sachs & Co. LLC
a New York limited liability company, its investment adviser
By:     /s/ Dirk Degenaars
Name: Dirk Degenaars
Title: Managing Director

GSNTR ATX 1202 BMC DRIVE OWNER LP
a Delaware limited partnership
By:    GSNTR ATX Logistics GP LLC,
a Delaware limited liability company, its general partner

By:    Princeton Meadows JV LLC,
a Delaware limited liability company, its sole member

By:    Princeton Meadows Member, LLC
a Delaware limited liability company, its co-manager
By:    GS REIT Operating Partnership L.P. a Delaware limited partnership, its sole member
By:    Goldman Sachs & Co. LLC
a New York limited liability company, its investment adviser
By:     /s/ Dirk Degenaars
Name: Dirk Degenaars
Title: Managing Director